UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2008


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                    0-26509                      65-0601272
(State or other jurisdiction       (Commission               (I.R.S.  Employer
     of incorporation)             File Number)              Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 2008, our wholly-owned subsidiary, National Coal Corporation, completed the sale of the real and personal property assets that comprise our Straight Creek mining operations in Bell, Leslie and Harlan
Counties, Kentucky to Xinergy Corp. ("XINERGY") for $11,000,000 in cash in accordance with the terms and conditions of a Purchase Agreement entered into among the parties on February 8, 2008 (the "PURCHASE Agreement"). In addition to our receipt of the purchase price for the assets, the transaction also resulted in the return to us of approximately $7,400,000 in cash that we previously pledged to secure reclamation bonds and other liabilities associated with the Straight Creek operation, and relieved us of $3,600,000 in reclamation liabilities, and $3,200,000 of equipment related debt which were assumed by Xinergy in the transaction.

         We used a portion of the sale proceeds to repay the $10,000,000 senior secured credit agreement we entered into in October 2006 with Guggenheim Corporate Funding, LLC, as administrative agent, which indebtedness otherwise would have matured in December 2008.

         Xinergy Corp. was founded and is controlled by Jon Nix, who is a founder, significant stockholder, and former officer and director of National Coal. Mr. Nix served as a director of National Coal Corp. from January 2003 until July 2007, and as our Chairman of the Board from March 2004 until July 2007. Mr. Nix also served as our President and Chief Executive Officer from January 2003 until August 2006. He is married to the stepdaughter of our General Counsel, Charles Kite. As of April 2, 2008, based on reports Mr. Nix has filed with the Securities and Exchange Commission, Mr. Nix beneficially owned 3,626,138 shares of our common stock, representing approximately 14% of our outstanding common stock as of such date.

         On April 1, 2008, we issued a press release announcing the closing of the sale transaction, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


         (b)      Pro Forma Financial Information

         The unaudited pro forma condensed consolidated balance sheet of Registrant as of September 30, 2007, and the unaudited pro forma condensed consolidated statements of income of Registrant for the year ended December 31, 2006, and for the nine months ended September 30, 2007, giving effect to the dispositions of certain assets are being filed as Exhibit 99.2 to this Form 8-K (and are included herein).

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press release issued by National Coal Corp., dated April 1, 2008

                  99.2     Unaudited Pro Forma Consolidated Financial Statements


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NATIONAL COAL CORP.



Date:    April 4, 2008                      By:      /S/ MICHAEL R. CASTLE
                                                --------------------------------
                                                         Michael R. Castle
                                                         Chief Financial Officer


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